Exhibit 10.1

[EXECUTION COPY]

THIRD AMENDMENT TO

CREDIT AND GUARANTY AGREEMENT

Dated as of March 31, 2009

among

VENTAS REALTY, LIMITED PARTNERSHIP

AND THE ADDITIONAL BORROWERS LISTED HEREIN,

as Borrower,

THE GUARANTORS REFERRED TO HEREIN,

THE LENDERS REFERRED TO HEREIN

and

BANK OF AMERICA, N.A.,

as Administrative Agent, Issuing Bank and Swingline Lender

CALYON NEW YORK BRANCH

and

CITICORP NORTH AMERICA, INC.,

as Co-Syndication Agents

UBS SECURITIES LLC,

as Documentation Agent

BANC OF AMERICA SECURITIES LLC

and

CALYON NEW YORK BRANCH,

as Joint Lead Arrangers and Joint Book Managers

THIRD AMENDMENT

THIS THIRD AMENDMENT dated as of March 31, 2009 (this “Amendment”) to that certain Credit and Guaranty Agreement referenced below is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (the “Parent Borrower”), SZR US INVESTMENTS, INC., VENTAS SSL HOLDINGS, INC., EC LEBANON REALTY, LLC, EC HAMILTON PLACE REALTY, LLC, KINGSPORT NOMINEE, LP, KNOXVILLE NOMINEE, LP and HENDERSONVILLE NOMINEE, LP in their capacities as additional borrowers (collectively, the “Additional Borrowers”, and together with the Parent Borrower, the “Borrower”), the Guarantors, the lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent.

W I T N E S S E T H

WHEREAS, a revolving credit facility was established in favor of the Borrower pursuant to the terms of that certain Credit and Guaranty Agreement, dated as of April 26, 2006, by and among the Parent Borrower, the Guarantors, the Existing Lenders, and the Administrative Agent, as modified by that certain Modification Agreement, dated as of March 30, 2007 and as amended by that certain First Amendment dated as of July 27, 2007 and that certain Second Amendment dated as of March 13, 2008 (as further amended, restated, extended, supplemented, renewed, replaced or otherwise modified from time to time, the “Existing Credit Agreement”);

WHEREAS, the Parent Borrower has requested to amend the Existing Credit Agreement (the “Proposed Amendment”) to extend the Revolving Commitment Termination Date to April 26, 2012;

WHEREAS, in connection with the Proposed Amendment, the Parent Borrower has agreed to modify certain other provisions of the Existing Credit Agreement and to reduce the Total Revolving Committed Amount by ten percent (10%);

WHEREAS, the requested amendments require the consent of the Required Lenders; and

WHEREAS, the Required Lenders have agreed to the requested amendments on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

PART 1

DEFINITIONS

SUBPART 1.1 Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART 2

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Third Amendment Effective Date (as defined in Subpart 3.1), the Existing Credit Agreement is hereby amended in accordance with this Part 2.

SUBPART 2.1 Amendments to Section 1.1.

(a) The definition of “Applicable Percentage” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Applicable Percentage” shall mean, for any applicable period, a per annum rate based on the Consolidated Total Leverage Ratio as follows:

Pricing Level	Consolidated Total Leverage Ratio	Applicable Percentage for Eurodollar Rate Loans	Applicable Percentage for Base Rate Loans	Utilization Spread for Extended Revolving Commitments
I	> 55%	1.25%	0%	2.30%
II	> 50% but ≤ 55%	1.05%	0%	2.25%
III	> 45% but ≤ 50%	0.90%	0%	2.15%
IV	> 35% but ≤ 45%	0.75%	0%	2.05%
V	≤ 35%	0.50%	0%	1.80%

Any increase or decrease in the Applicable Percentage resulting from a change in the Consolidated Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 6.2(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level I shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until the Business Day following the delivery of the Compliance Certificate. The Applicable Percentage in effect from the Third Amendment Date through the first Business Day following delivery of the Compliance Certificate pursuant to Section 6.2(a) with respect to the fiscal quarter ending March 31, 2009 shall be determined based upon Pricing Level IV.

(b) The definition of “Base Rate” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Base Rate” shall mean, for any day, a fluctuating rate per annum equal to the highest of: (i) the Prime Rate for such day, (ii) the Federal Funds Rate for such day, plus  1/2 of 1% and (iii) the Eurodollar Rate for a Eurodollar Rate Loan with an Interest Period of one month calculated on such day (or if such day is not a Business Day, the immediately preceding Business Day).

(c) The definition of “Canadian Facility” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Canadian Facility” shall mean that certain Credit and Guaranty Agreement dated as of March 13, 2008 among Ventas Realty, Limited Partnership, Ventas SSL Ontario II, Inc. and Ventas SSL Ontario III, Inc., each as a borrower, the guarantors referred to therein, the lenders referred to therein and Bank of America, N.A., as administrative agent, Banc of America

Securities LLC and Calyon New York Branch, as joint lead arrangers and joint book managers, as amended, restated, extended, supplemented, renewed, replaced or otherwise modified from time to time.

(d) The definition of “Capitalization Rate” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Capitalization Rate” shall mean (i) eight and one-quarter percent (8.25%) in the case of non-government reimbursed properties and assets and (ii) ten percent (10.00%) in the case of government reimbursed properties and assets.

(e) The definition of “Interest Period” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Interest Period” shall mean, as to any Eurodollar Rate Loan, a period of one (1), two (2), three (3) or six (6) months, as the Borrower may elect, in each case commencing on the date of the Borrowing (including conversions, continuations and renewals); provided, however, (a) if any Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except in the case of Eurodollar Rate Loans where the next succeeding Business Day falls in the next succeeding calendar month, then such Interest Period shall end on the next preceding Business Day), (b) no Interest Period entered into prior to the Existing Revolver Commitment Termination Date shall extend beyond the Existing Revolving Commitment Termination Date, (c) no Interest Period shall extend beyond the Extended Revolving Commitment Termination Date and (d) in the case of Eurodollar Rate Loans, where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last day of such calendar month.

(f) The definition of “Permitted Liens” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended by adding a new clause (i) to the end thereof to read as follows and making the appropriate grammatical changes thereto:

(i) Liens, if any, in favor of the Issuing Bank and/or Swingline Lender to cash collateralize or otherwise secure the obligations of an Impacted Lender to fund risk participations hereunder.

(g) The definition of “Lenders” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Lenders” shall mean the Extending Lenders, the Non-Extending Lenders, the Issuing Bank and/or the Swingline Lender, as applicable.

(h) The definition of “Letter of Credit Expiration Date” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Letter of Credit Expiration Date” shall mean the day that is seven (7) days prior to the Extended Revolving Commitment Termination Date.

(i) The definition of “Revolving Commitment Termination Date” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Revolving Commitment Termination Date” shall mean (a) for Non-Extending Lenders, the Existing Revolving Commitment Termination Date and (b) for Extending Lenders, the Extended Revolving Commitment Termination Date.

(j) The following new definitions are hereby added to Section 1.1 of the Existing Credit Agreement in their appropriate alphabetical order:

“Extended Revolving Commitment” means the Revolving Commitment of a Lender that matures on the Extended Revolving Commitment Termination Date.

“Existing Revolving Commitment Termination Date” means April 26, 2010.

“Extended Revolving Commitment Termination Date” means April 26, 2012.

“Extending Lender” means those lenders with a Revolving Commitment that matures on the Extended Revolving Commitment Termination Date. On the Third Amendment Date, the Extending Lenders are identified as such on Schedule 1.1(a).

“Impacted Lender” means a Defaulting Lender or any Lender as to which (a) the Issuing Bank has a good faith belief that the Lender has defaulted in fulfilling its obligations under one or more other syndicated credit facilities or (b) an entity that controls the Lender has been deemed insolvent or become subject to a bankruptcy or other similar proceeding.

“Non-Extending Lender” means those lenders with a Revolving Commitment that matures on the Existing Revolving Commitment Termination Date. On the Third Amendment Date, the Non-Extending Lenders are identified as such on Schedule 1.1(a).

“Non-Extended Revolving Commitment” means the Revolving Commitment of a Lender that matures on the Existing Revolving Commitment Termination Date.

“Third Amendment Date” means March 31, 2009.

SUBPART 2.2 Amendments to Section 1.2(a). Section 1.2(a) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(a) Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared in accordance with GAAP (without giving effect to Statement of Financial Accounting Standards No. 141(R)) “Business Combinations” (“SFAS No. 141(R)”). All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP (without giving effect to SFAS No. 141(R)) on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 6.1 (or, prior to the delivery of the first financial statements pursuant to Section 6.1, consistent with the annual audited financial statements referenced in Section 4.6 hereof); provided, however, if (i) the Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (ii) the Administrative Agent or the Required Lenders shall so object in writing within sixty (60) days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Credit Parties to the Lenders as to which no such objection shall have been made. Any other prorations utilized by the Parent Borrower in making any calculation under this Credit Agreement shall be subject to the approval of the Administrative Agent in its sole discretion.

SUBPART 2.3 Amendments to Section 2.1(a). Subclause (i) contained in Section 2.1(a) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(i) the aggregate principal amount of Revolving Obligations outstanding shall not at any time exceed SEVEN HUNDRED SIXTEEN MILLION NINE HUNDRED FIFTY THOUSAND DOLLARS ($716,950,000) (as such amount may be increased or reduced from time to time in accordance with the provisions hereof, the “Total Revolving Committed Amount”),

SUBPART 2.4 Amendments to Section 2.1(b). Clause (i) contained in Section 2.1(b) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(i) the aggregate principal amount of LOC Obligations shall not at any time exceed the lesser of (A) SEVENTY MILLION DOLLARS ($70,000,000) or (B) the Total Revolving Committed Amount in effect at such time (as such amount may be decreased in accordance with the provisions of Section 2.6(b), the “LOC Committed Amount”),

SUBPART 2.5 Amendments to Section 2.1(c). Clause (i) contained in Section 2.1(c) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(i) the aggregate principal amount of Swingline Loans outstanding shall not at any time exceed the lesser of (A) SEVENTY MILLION DOLLARS ($70,000,000) or (B) the Total Revolving Committed Amount in effect at such time (as such amount may be decreased in accordance with the provisions of Section 2.6(b), the “Swingline Committed Amount”),

SUBPART 2.6 Amendments to Section 2.1(c). Section 2.1(c) of the Existing Credit Agreement is hereby amended to add a sentence to the end thereof to read as follows:

It is understood and agreed that, notwithstanding anything to the contrary contained above, the Swingline Lender shall have no obligation to make Swingline Loans if any Lender is at such time an Impacted Lender, unless the Swingline Lender has entered into satisfactory arrangements with the Borrower or such Lender to eliminate the Swingline Lender’s risk with respect to such Lender.

SUBPART 2.7 Amendments to Section 2.1(d). The lead-in contained in Section 2.1(d) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

Subject to the terms and conditions set forth herein, the Borrower may at any time, or from time to time, upon notice to the Administrative Agent increase the Total Revolving Committed Amount to an amount not greater than $850,000,000; provided that:

SUBPART 2.8 Amendments to Section 2.1(d)(vi). Section 2.1(d)(vi) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(vi) [Reserved].

SUBPART 2.9 Amendments to Section 2.1(d)(ix). Section 2.1(d)(ix) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(ix) the additional Revolving Commitment of an existing Lender and each new Revolving Commitment from a new Lender obtained by the Borrower in accordance with this Section 2.1(d) shall mature on the Extended Revolving Commitment Termination Date.

SUBPART 2.10 Amendments to Section 2.1(e). Section 2.1(e) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(e) Conversion of Non-Extended Revolving Commitments By Lenders. Each Lender may, at its option and with the consent of the Parent Borrower, elect to convert some or all its Non-Extended Revolving Commitment to an Extended Revolving Commitment; provided that:

(i) Notice: The applicable Lender shall give written notice to the Administrative Agent of (x) its election to convert its Non-Extended Revolving Commitment not less than fifteen (15) days prior to the Existing Revolving Commitment Termination Date and (y) the aggregate principal amount of such Lender’s Non-Extended Revolving Commitment to be converted to an Extended Revolving Commitment; and

(ii) Minimum Amounts:

(A) In the case of conversion of the entire remaining amount of such Lender’s Non-Extended Revolving Commitment and the Loans at the time owing to it, no minimum amount need be converted; and

(B) In any case not described in Section 2.1(e)(ii)(A), the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of such Lender subject to each such conversion, shall not be less than $5,000,000 (and in increments of $1,000,000 in excess thereof) unless each of the Administrative Agent and the Parent Borrower otherwise consents.

SUBPART 2.11 Amendments to Section 2.3(d). Section 2.3(d) is hereby amended by deleting the words, “determined by reference to the Prime Rate”.

SUBPART 2.12 Amendments to Section 2.5. Section 2.5 of the Existing Credit Agreement is hereby amended in the following respects:

(a) Existing clause (c) is renumbered clause (d).

(b) A new clause (c) is hereby added to Section 2.5 in the appropriate order to read as follows:

(c) Utilization Spread. The Borrower shall pay to the Administrative Agent for the account of each Lender that holds an Extended Revolving Commitment, a utilization spread (the “Utilization Spread”) at the per annum rate equal to the Utilization Spread set forth in the definition of Applicable Percentage (based on the Consolidated Total Leverage Ratio) times the daily outstanding principal amount of all Revolving Loans and LOC Obligations funded or participated in by such Lender attributable to such Lender’s Extended Revolving Commitment. The Utilization Spread shall be due and payable quarterly in arrears on the first Business Day after the end of each March, June, September and December, commencing June 30, 2009, and on the Extended Revolving Commitment Termination Date. The Utilization Spread shall be calculated quarterly in arrears and if there is any change in the Applicable Percentage during any quarter, the daily amount shall be computed and multiplied by the Applicable Percentage for each period during which such Applicable Percentage was in effect.

SUBPART 2.13 Amendments to Section 2.11(a). Subclause (E) set forth in clause (ii) of Section 2.11(a) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(E) a default of any Lender’s obligations to fund under Section 2.11(c) exists or any Lender is at such time an Impacted Lender, unless the Issuing Bank has entered into satisfactory arrangements with the Borrower or such Lender to eliminate the Issuing Bank’s risk with respect to such Lender.

SUBPART 2.14 Amendments to Section 7.4. Section 7.4 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

Merge, dissolve, liquidate, consolidate with or into another Person, except that, so long as no Default exists or would result therefrom, (a) any Subsidiary may merge with: (i) the Parent Borrower, provided that the Parent Borrower shall be the continuing or surviving Person, or (ii) an Additional Borrower, provided that an Additional Borrower shall be the continuing or surviving Person, or (iii) any one or more Credit Parties or other Subsidiaries, provided that when any wholly-owned Subsidiary is merging with another Subsidiary, the wholly-owned Subsidiary shall be the continuing or surviving Person and (b) ElderTrust Operating Limited Partnership may be dissolved or liquidated, so long as the dissolution or liquidation process is commenced on or before June 30, 2009.

SUBPART 2.15 Amendments to Section 7.10(f). Clause (f) set forth in Section 7.10 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(f) Consolidated Adjusted Net Worth. As of the end of each fiscal quarter, permit the Consolidated Adjusted Net Worth to be less than an amount equal to the sum of (i) $2,250,000,000, plus (ii) eighty-five percent (85%) of Net Cash Proceeds from Equity Transactions after the Third Amendment Date.

SUBPART 2.16 Replacement of Schedule 1.1. Schedule 1.1 of the Existing Credit Agreement is hereby deleted in its entirety and a new schedule in the form of Schedule 1.1 attached hereto is substituted therefor.

SUBPART 2.17 Replacement of Exhibit 12.6(b). Exhibit 12.6(b) of the Existing Credit Agreement is hereby deleted in its entirety and a new exhibit in the form of Exhibit 12.6(b) attached hereto is substituted therefor.

SUBPART 2.18 New Schedule. A new Schedule 1.1(a) in the form of Schedule 1.1(a) attached hereto is hereby added to the Existing Credit Agreement.

PART 3

CONDITIONS TO EFFECTIVENESS

SUBPART 3.1 Third Amendment Effective Date. This Amendment shall be and become effective as of the date hereof (the “Third Amendment Effective Date”) when all of the following conditions shall have been satisfied:

(a) Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Credit Parties, the Existing Lenders representing “Required Lenders”, the New Lenders and the Administrative Agent.

(b) Supporting Credit Party Documents. The Administrative Agent shall have received:

(i) a certificate or certificates of the Secretary or Authorized Officer of each Credit Party (other than the Additional Borrowers), dated as of the date hereof, and certifying, respectively, that the Organizational Documents of such Credit Party previously delivered to the Administrative Agent have not been amended, supplemented or otherwise modified and are currently in full force and effect, except as noted therein (in which case a complete copy of such Organizational Documents, including any amendments thereto shall be attached to such certificate);

(ii) a certificate or certificates of the Secretary or Authorized Officer of each Credit Party, dated as of the date hereof and certifying, respectively, (A) that attached thereto is a true and complete copy of resolutions adopted by Ventas Inc.’s Board of Directors authorizing the Amendment by Ventas, Inc., the Parent Borrower and the other Guarantors and the execution and delivery hereof, and further certifying that such resolutions have not been amended, rescinded or supplemented and are currently in effect and (B) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors, Board of Managers or Board of Trustees, as applicable, of each Guarantor (other than those Guarantors whose resolutions are certified pursuant to clause (A) above), or each entity acting on behalf of such Guarantors, as applicable, authorizing the Guaranty of all borrowings under the Credit Agreement by each such Guarantor to which such resolutions respectively relate and the execution and delivery hereof, and further certifying that such resolutions have not been amended, rescinded or supplemented and are currently in effect.

(c) Good Standing Certificates. The Administrative Agent shall have received certificates of good standing or the equivalent for each of the Credit Parties from its jurisdiction of incorporation, organization or formation.

(d) Legal Opinions. The Administrative Agent shall have received the written opinions of (i) T. Richard Riney, internal general counsel to the Credit Parties, with respect to the authorization, execution and delivery of this Amendment and (ii) Willkie Farr & Gallagher LLP, counsel to the Credit Parties, with respect to enforceability of this Amendment and certain other matters, each dated as of the date hereof and addressed to the Administrative Agent, the Issuing Bank, the Swingline Lender and the Lenders, which opinions shall be in form and substance reasonably satisfactory to the Administrative Agent and to Moore & Van Allen PLLC, counsel to the Administrative Agent.

(e) Additional Guarantors. With respect to each new guarantor party to this Amendment, the Administrative Agent shall have received officers’ certificates with copies of resolutions, applicable Organizational Documents, and favorable opinions of counsel, in each case, as required by Section 6.12 of the Existing Credit Agreement.

(f) Closing Certificate. The Administrative Agent shall have received a certificate signed by an authorized officer of the Parent Borrower which shall, among other things, set forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating compliance with the financial covenants set forth in Section 7.10 of the Existing Credit Agreement as of the Third Amendment Effective Date on a pro forma basis.

(g) Total Revolving Commitment Reduction. On or before the date hereof, the Parent Borrower shall have reduced the Total Revolving Committed Amount under the Existing Credit Agreement in accordance with Section 2.6 of the Existing Credit Agreement by ten percent (10%).

(h) Fees and Expenses. The Administrative Agent and the Lenders shall have received from the Parent Borrower (i) all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent and (ii) all other fees and expenses set forth in that certain Engagement Letter, dated February 2, 2009, among the Parent Borrower, Bank of America, N.A. and Banc of America Securities LLC.

PART 4

GUARANTOR JOINDER

Each Person listed as a new guarantor on the signature pages hereto (each, an “Additional Guarantor”) hereby acknowledges, agrees and confirms that, by its execution of this Amendment, each such Additional Guarantor will be deemed to be a party to the Existing Credit Agreement (as amended hereby) and a “Guarantor” for all purposes of the Existing Credit Agreement (as amended hereby) and, shall have all of the obligations of a Guarantor thereunder as if it had executed the Existing Credit Agreement. Each Additional Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Existing Credit Agreement (as amended hereby). Without limiting the generality of the foregoing terms of this Part 4, each Additional Guarantor hereby, jointly and severally together with the other Guarantors, guarantees to each Lender and the Administrative Agent, the prompt payment and performance of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

PART 5

REVOLVING COMMITMENTS/REVOLVING LOANS

ASSIGNMENTS AND ASSUMPTIONS

Each Person identified on the signature pages hereto as a Lender (individually, an “Assigning Lender” and collectively, the “Assigning Lenders”) hereby sells and assigns, without recourse, to the other Lenders (individually an “Accepting Lender” and collectively, the “Accepting Lenders”), as necessary, and each Accepting Lender hereby purchases and assumes, without recourse, from each such Assigning Lender, effective as of the Third Amendment Effective Date, such interests in such Assigning Lender’s rights and obligations under the Existing Credit Agreement (including, without limitation, the Revolving Commitment of and Revolving Loans owed to such Assigning Lender on the Third Amendment Effective Date) owing to each such Assigning Lender which are outstanding on the Third Amendment Effective Date) as shall be necessary in order to give effect to the reallocations of the Revolving Commitments and Revolving Commitment Percentages effected by the amendment to Schedule 1.1 to the Existing Credit Agreement pursuant to Subpart 2.11 hereof.

PART 6

MISCELLANEOUS

SUBPART 6.1 Representations and Warranties. The Credit Parties affirm that, after giving effect to this Amendment, the representations and warranties set forth in the Existing Credit Agreement and the other Fundamental Documents are true and correct in all material respects as of the date hereof (except those which expressly relate to an earlier period or date).

SUBPART 6.2 Guarantor Acknowledgment. Each Guarantor hereby (a) acknowledges and consents to all of the terms and conditions of this Amendment and (b) reaffirms that, jointly and severally together with the other Guarantors, it guarantees the prompt payment and performance of their obligations as provided in Article IX of the Credit Agreement.

SUBPART 6.3 References in Other Credit Documents. On and after the date hereof, all references to the Existing Credit Agreement in each of the Fundamental Documents shall hereafter mean the Existing Credit Agreement as amended by this Amendment. Except as specifically amended hereby, the Existing Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

SUBPART 6.4 Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery by any party hereto of an executed counterpart of this Amendment by facsimile or other electronic means shall be effective as such party’s original executed counterpart and shall constitute a representation that such party’s original executed counterpart will be delivered upon request by the Administrative Agent.

SUBPART 6.5 Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the day and the year first above written.

PARENT BORROWER:	VENTAS REALTY, LIMITED PARTNERSHIP

	By:	Ventas, Inc., its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

ADDITIONAL BORROWERS:	SZR US INVESTMENTS, INC.
VENTAS SSL HOLDINGS, INC.

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President and Secretary

EC HAMILTON PLACE REALTY, LLC
EC LEBANON REALTY, LLC

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

KINGSPORT NOMINEE, LP

	By:	Kingsport Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

KNOXVILLE NOMINEE, LP

	By:	Knoxville Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

HENDERSONVILLE NOMINEE, LP

	By:	Hendersonville Nominee, LLC, its General Partner

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Secretary

GUARANTORS:	VENTAS, INC.

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

VENTAS CAPITAL CORPORATION
VENTAS HEALTHCARE PROPERTIES, INC.
VENTAS FRAMINGHAM, LLC
VENTAS SUN LLC
VENTAS CAL SUN, LLC
VENTAS PROVIDENT, LLC

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, General Counsel and Corporate Secretary

VENTAS LP REALTY, L.L.C.

	By:	Ventas, Inc., its Sole Member

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

VENTAS TRS, LLC

	By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President

ELDERTRUST
ET CAPITAL CORP.
ET SUB-LOPATCONG, L.L.C.
ET PENNSBURG FINANCE, L.L.C.
ET SUB-PLEASANT VIEW, L.L.C.
ET SUB-SMOB, L.L.C.
ET WAYNE FINANCE, L.L.C.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ELDERTRUST OPERATING LIMITED PARTNERSHIP

By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET SUB-BERKSHIRE LIMITED PARTNERSHIP

By:	ET Berkshire, LLC, its General Partner
By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET BERKSHIRE, LLC
ET SUB-HERITAGE WOODS, L.L.C.
ET GENPAR, L.L.C.
ET SUB-LACEY I, L.L.C.
ET LEHIGH, LLC
ET SUB-PHILLIPSBURG I, L.L.C.
ET SANATOGA, LLC

By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET SUB-HIGHGATE, L.P.
ET SUB-RITTENHOUSE LIMITED PARTNERSHIP, L.L.P.
ET SUB-RIVERVIEW RIDGE LIMITED PARTNERSHIP, L.L.P.
ET SUB-WILLOWBROOK LIMITED PARTNERSHIP, L.L.P.
ET SUB-WOODBRIDGE, L.P.

By:	ET GENPAR, L.L.C., its General Partner
By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET SUB-LEHIGH LIMITED PARTNERSHIP

By:	ET Lehigh, LLC, its General Partner
By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET SUB-PENNSBURG MANOR LIMITED PARTNERSHIP, L.L.P.

By:	ET Pennsburg Finance, L.L.C., its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET SUB-SANATOGA LIMITED PARTNERSHIP

By:	ET Sanatoga, LLC, its General Partner
By:	ElderTrust Operating Limited Partnership, its Sole Member
By:	ElderTrust, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET SUB-WAYNE I LIMITED PARTNERSHIP, L.L.P.

By:	ET Wayne Finance, L.L.C., its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Secretary

ET WAYNE FINANCE, INC.

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Chairman, Executive Vice President and Secretary

PSLT GP, LLC

By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

PSLT OP, L.P.

By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

PSLT-BLC PROPERTIES HOLDINGS, LLC
PSLT-ALS PROPERTIES HOLDINGS, LLC

By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

BROOKDALE LIVING COMMUNITIES OF ARIZONA-EM, LLC
BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, LLC
BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-RC, LLC
BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-SAN MARCOS, LLC
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-2960, LLC
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-II, LLC
BROOKDALE HOLDINGS, LLC
BROOKDALE LIVING COMMUNITIES OF MASSACHUSETTS-RB, LLC
BROOKDALE LIVING COMMUNITIES OF MINNESOTA, LLC
BROOKDALE LIVING COMMUNITIES OF NEW YORK-GB, LLC
BROOKDALE LIVING COMMUNITIES OF WASHINGTON-PP, LLC

By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

BLC OF CALIFORNIA-SAN MARCOS, L.P.

By:	Brookdale Living Communities of California-
San Marcos, LLC, its General Partner
By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

THE PONDS OF PEMBROKE LIMITED PARTNERSHIP
RIVER OAKS PARTNERS

By:	Brookdale Holdings, LLC, its General Partner
By:	PSLT-BLC Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

PSLT-ALS PROPERTIES I, LLC

By:	PSLT-ALS Properties Holdings, LLC, its Sole Member
By:	PSLT OP, L.P., its Sole Member
By:	PSLT GP, LLC, its General Partner
By:	Ventas Provident, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Corporate Secretary

VTRLTH MAB I, LLC
VTRLTH MAB II, LLC
VSCRE HOLDINGS, LLC
UNITED REHAB REALTY HOLDING, LLC
BCC MARTINSBURG REALTY, LLC
BCC ONTARIO REALTY, LLC
BCC MEDINA REALTY, LLC
BCC WASHINGTON TOWNSHIP REALTY, LLC
EC TIMBERLIN PARC REALTY, LLC
EC HALCYON REALTY, LLC
BCC ALTOONA REALTY, LLC
BCC ALTOONA REALTY GP, LLC
BCC READING REALTY, LLC
BCC READING REALTY GP, LLC
BCC BERWICK REALTY, LLC
BCC BERWICK REALTY GP, LLC
BCC LEWISTOWN REALTY, LLC
BCC LEWISTOWN REALTY GP, LLC
BCC STATE COLLEGE REALTY, LLC
BCC STATE COLLEGE REALTY GP, LLC
SOUTH BEAVER REALTY HOLDINGS, LLC
BCC SOUTH BEAVER REALTY, LLC
SHIPPENSBURG REALTY HOLDINGS, LLC
BCC SHIPPENSBURG REALTY, LLC
IPC (AP) HOLDING, LLC
AL (AP) HOLDING, LLC
ALLISON PARK NOMINEE, LLC
IPC (HCN) HOLDING, LLC
AL (HCN) HOLDING, LLC
BLOOMSBURG NOMINEE, LLC
SAGAMORE HILLS NOMINEE, LLC
LEBANON NOMINEE, LLC
KNOXVILLE NOMINEE, LLC
KINGSPORT NOMINEE, LLC
HENDERSONVILLE NOMINEE, LLC
SAXONBURG NOMINEE, LLC
LOYALSOCK NOMINEE, LLC
IPC (MT) HOLDING, LLC
AL (MT) HOLDING, LLC
LEWISBURG NOMINEE, LLC
LIMA NOMINEE, LLC
XENIA NOMINEE, LLC
CHIPPEWA NOMINEE, LLC
DILLSBURG NOMINEE, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC ALTOONA REALTY, LP

By:	BCC Altoona Realty GP, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC READING REALTY, LP

By:	BCC Reading Realty GP, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC BERWICK REALTY, LP

By:	BCC Berwick Realty GP, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC LEWISTOWN REALTY, LP

By:	BCC Lewistown Realty GP, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BCC STATE COLLEGE REALTY, LP

By:	BCC State College Realty GP, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

ALLISON PARK NOMINEE, LP

By:	Allison Park Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

BLOOMSBURG NOMINEE, LP

By:	Bloomsburg Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

SAGAMORE HILLS NOMINEE, LP

By:	Sagamore Hills Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

LEBANON NOMINEE, LP

By:	Lebanon Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

SAXONBURG NOMINEE, LP

By:	Saxonburg Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

LOYALSOCK NOMINEE, LP

By:	Loyalsock Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

LEWISBURG NOMINEE, LP

By:	Lewisburg Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

LIMA NOMINEE, LP

By:	Lima Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

XENIA NOMINEE, LP

By:	Xenia Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

CHIPPEWA NOMINEE, LP

By:	Chippewa Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

DILLSBURG NOMINEE, LP

By:	Dillsburg Nominee, LLC, its General Partner

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President, General Counsel and Secretary

VENTAS CARROLL MOB, LLC
VENTAS DASCO MOB HOLDINGS, LLC
VENTAS MO HOLDINGS, LLC
VENTAS MOB HOLDINGS, LLC
VENTAS UNIVERSITY MOB, LLC
VENTAS NEXCORE HOLDINGS, LLC
VENTAS BROADWAY MOB, LLC
VENTAS CASPER HOLDINGS, LLC
VENTAS SSL ONTARIO III, INC.
SZR MISSISSAUGA INC.
VENTAS SSL LYNN VALLEY, INC.
SZR MARKHAM INC.
VENTAS SSL BEACON HILL, INC.
SZR RICHMOND HILL INC.
VENTAS SSL ONTARIO II, INC.
VENTAS GRANTOR TRUST #2
SZR WINDSOR INC.
SZR OAKVILLE INC.
VENTAS SSL VANCOUVER, INC.
VENTAS OF VANCOUVER LIMITED
SZR OF BURLINGTON INC.
VENTAS GRANTOR TRUST #1
VENTAS SSL, INC.
VENTAS SSL HOLDINGS, LLC
VENTAS REIT US HOLDINGS, INC.
SZR US UPREIT THREE, LLC
SZR SCOTTSDALE, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President and Secretary

SZR ACQUISITIONS, LLC
SZR COLUMBIA, LLC
SZR WILLOWBROOK, LLC
SZR NORWOOD, LLC
SZR ROCKVILLE, LLC
SZR SAN MATEO, LLC

By:	SZR US Investments, Inc., its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President and Secretary

SZR LINCOLN PARK, LLC
SZR NORTH HILLS, LLC
SZR WESTLAKE VILLAGE LLC
SZR YORBA LINDA, LLC

By:	SZR US UPREIT THREE, LLC, its Sole Member

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President and Secretary

VENTAS CENTER MOB, LLC

By:	Ventas MO Holdings, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President and Secretary

MAB PARENT LLC

By:	Ventas MOB Holdings, LLC

By:	/s/ T. Richard Riney
Name:	T. Richard Riney
Title:	Executive Vice President

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent and as Cash Collateral Bank

	By:	/s/ Amie L. Edwards
	Name:	Amie L. Edwards
	Title:	Vice President

LENDERS:

BANK OF AMERICA, N.A., individually as a Lender, as Issuing Bank and as Swingline Lender

	By:	/s/ Amie L. Edwards
	Name:	Amie L. Edwards
	Title:	Vice President

MERRILL LYNCH CAPITAL CORPORATION,
as a Lender

	By:	/s/ Michael E. O’Brien
	Name:	Michael E. O’Brien
	Title:	Vice President

MERRILL LYNCH BANK USA,
as a Lender

	By:	/s/ Louis Alder
	Name:	Louis Alder
	Title:	First Vice President

CALYON NEW YORK BRANCH,
as a Lender

By:	/s/ Thomas Randolph
Name:	Thomas Randolph
Title:	Managing Director

By:	/s/ Priya Vrat
Name:	Priya Vrat
Title:	Director

CITICORP NORTH AMERICA, INC.,
as a Lender

By:	/s/ David Bouton
Name:	David Bouton
Title:

BANK OF MONTREAL,
as a Lender

By:	/s/ Thomas Batterham
Name:	Thomas Batterham
Title:	Managing Director

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Marie Haddad
Name:	Marie Haddad
Title:	Associate Director

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Charles W. Cashin III
Name:	Charles W. Cashin III
Title:	Assistant Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as a Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

By:	/s/ Heidi Sandquist
Name:	Heidi Sandquist
Title:	Director

JPMORGAN CHASE BANK, N.A.
as a Lender

By:	/s/ Ralph Totoonchie
Name:	Ralph Totoonchie
Title:	Vice President

ALLIED IRISH BANKS, PLC,
as a Lender

By:	/s/ Anthony O’Reilly
Name:	Anthony O’Reilly
Title:	SVP

By:	/s/ Marc Pierron
Name:	Marc Pierron
Title:	AVP

CHEVY CHASE BANK F.S.B.,
as a Lender

By:	/s/ Marie Findu
Name:	Marie Findu
Title:	Vice President

SUNTRUST BANK
as a Lender

By:	/s/ Ken Yarbrough
Name:	Ken Yarbrough
Title:	Vice President

STATE BANK OF INDIA
as a Lender

By:	/s/ Prabodh Parikh
Name:	PRABODH PARIKH
Title:	VICE PRESIDENT & HEAD (CREDIT)

SCHEDULE 1.1

Lenders and Commitments

Lender	Non-Extended Revolving Commitment	Extended Revolving Commitment	Total Revolving Commitment	Revolving Commitment Percentage
Bank of America, N.A.		$54,450,000	$54,450,000	7.594671874%
Merrill Lynch Capital Corporation		$22,050,000	$22,050,000	3.075528280%
Merrill Lynch Bank USA		$22,500,000	$22,500,000	3.138294163%
Calyon New York Branch		$76,000,000	$76,000,000	10.600460283%
KeyBank, National Association		$53,000,000	$53,000,000	7.392426250%
Bank of Montreal		$53,000,000	$53,000,000	7.392426250%
Citicorp North America, Inc.		$57,000,000	$57,000,000	7.950345212%
UBS AG, Stamford Branch		$53,000,000	$53,000,000	7.392426250%
Deutsche Bank Trust Company Americas	$44,000,000		$44,000,000	6.137108585%
Allied Irish Banks, PLC	$18,300,000	$15,000,000	$33,300,000	4.644675361%
Morgan Stanley Bank	$31,950,000		$31,950,000	4.456377711%
Goldman Sachs	$29,700,000		$29,700,000	4.142548295%
Barclays Bank plc	$27,000,000		$27,000,000	3.765952995%
JPMorgan Chase Bank, N.A.	$30,000,000		$30,000,000	4.184392217%
Wachovia Bank, National Association	$22,500,000		$22,500,000	3.138294163%
Emigrant Bank	$22,500,000		$22,500,000	3.138294163%
Lehman Commercial Paper	$18,000,000		$18,000,000	2.510635330%
SunTrust Bank	$13,500,000		$13,500,000	1.882976498%
Chevy Chase Bank, F.S.B.		$15,000,000	$15,000,000	2.092196109%
Bank of the West	$13,500,000		$13,500,000	1.882976498%
State Bank of India		$25,000,000	$25,000,000	3.486993514%

Total:	$270,950,000	$446,000,000	$716,950,000	100.0000000000%

SCHEDULE 1.1(a)

Extending Lenders and Non-Extending Lenders as of Third Amendment Date

EXTENDING LENDERS

Bank of America, N.A.

Merrill Lynch Capital Corporation

Merrill Lynch Bank USA

Calyon New York Branch

KeyBank, National Association

Bank of Montreal

Citicorp North America, Inc.

UBS AG, Stamford Branch

Allied Irish Banks, PLC

Chevy Chase Bank, F.S.B.

State Bank of India

NON-EXTENDING LENDERS

Deutsche Bank Trust Company Americas

Allied Irish Banks, PLC

Morgan Stanley Bank

Goldman Sachs

Barclays Bank plc

JPMorgan Chase Bank, N.A.

Wachovia Bank, National Association

Emigrant Bank

Lehman Commercial Paper

SunTrust Bank

Bank of the West

Exhibit 12.6(b)

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (the “Assignor”) and the Assignee identified in item 2 below (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified in item 5 below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, without limitation, the Letters of Credit and the Swingline Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:

[indicate [Affiliate][Approved Fund] of [identify Lender]]

3.	Borrowers:	VENTAS REALTY, LIMITED PARTNERSHIP
SZR US INVESTMENTS, INC.
VENTAS SSL HOLDINGS, INC.
EC LEBANON REALTY, LLC
EC HAMILTON PLACE REALTY, LLC
KINGSPORT NOMINEE, LP
KNOXVILLE NOMINEE, LP
HENDERSONVILLE NOMINEE, LP

4.	Administrative Agent:	BANK OF AMERICA, N.A., as the administrative agent under the Credit Agreement

5.	Credit Agreement:	Credit and Guaranty Agreement, dated as of April 26, 2006 (as amended, restated, extended, supplemented, renewed, replaced or otherwise modified from time to time, the “Credit Agreement”), by and among Ventas Realty, Limited Partnership (the “Parent Borrower”), the Additional Borrowers therein (collectively with the Parent Borrower, the “Borrowers”) the Guarantors referred to therein, the lenders from time to time party thereto (together with their successors and assigns, the “Lenders”), and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for the Lenders, the Issuing Bank and the Swingline Lender.

6.	Assigned Interest:

Assignor	Assignee	Commitment Assigned	Aggregate Amount of Commitment/Loans for all Lenders1	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans2	CUSIP Number
		Non-Extended Revolving Commitment	(a)	(c)
		Extended Revolving Commitment	(b)	(d)
			Box 1 (a) + (b)	Box 2 (c) + (d)	Box 2 divided by Box 1 times 100

[7.	Trade Date: ]3

Effective Date:             , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

1	Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
2	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
3	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Title:

[Consented to and]4 Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Title:

[Consented to:]5

[VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	VENTAS, INC., a Delaware corporation, its general partner

By:
Name:
Title:

BANK OF AMERICA, N.A., as Issuing Bank and Swingline Lender

By:
Name:
Title:]6

4	To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.
5	To be added only if the consent of the Borrower and/or other parties (e.g. Swingline Lender, Issuing Bank) is required by the terms of the Credit Agreement.
6	To be added only if the consent of other parties (i.e., the Borrower, the Issuing Bank and/or the Swingline Lender) is required by the terms of the Credit Agreement.

Annex 1

to Assignment and Assumption

STANDARD TERMS AND CONDITIONS

1. Representations and Warranties.

1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Fundamental Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Fundamental Documents or any collateral thereunder, (iii) the financial condition of the Borrower, the Guarantors, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Fundamental Document or (iv) the performance or observance by the Borrower or the Guarantors, any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Fundamental Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (v) if it is a Foreign Lender, it has delivered (or will promptly deliver) to the Administrative Agent and the Borrower any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Fundamental Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Fundamental Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts that have accrued to but excluding the Effective Date and to the Assignee for amounts that accrue from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. THIS ASSIGNMENT AND ASSUMPTION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.